EXHIBIT 99.1

Helen of Troy Limited Announces New $400 Million

Share Repurchase Authorization

Helen of Troy Limited — May 15, 2017 (NASDAQ, NM: HELE), designer, developer and worldwide marketer of consumer brand-name housewares, health and home, nutritional supplement and beauty products, today announced that its Board of Directors has authorized the repurchase of $400 million of its outstanding common shares (“common stock” or “shares”) in keeping with its stated intention to opportunistically return to shareholders capital not otherwise deployed for core business growth or strategic acquisitions. This new authorization is effective May 10, 2017, for a period of three years, and replaces Helen of Troy’s existing repurchase authorization, of which $83 million remained.

Helen of Troy may purchase shares on a discretionary basis from time to time through open market purchases, privately negotiated transactions or other means, including through Rule 10b5-1 trading plans. The timing and amount of any transactions will be subject to the discretion of Helen of Troy and may be based upon market conditions as well as other opportunities that Helen of Troy may have for the use or investment of its capital. The repurchase program does not require the purchase of any minimum number of shares and may be implemented, modified, suspended or discontinued in whole or in part at any time without further notice.

In total, the $400 million share repurchase plan represents approximately 15% of the Company’s outstanding common stock, based upon the Company’s closing price on May 10, 2017. As of April 21, 2017, Helen of Troy had approximately 27.1 million shares outstanding.

“This new stock repurchase program reinforces the Board’s commitment to delivering superior shareholder value and underscores the confidence we have in our business strategy, our financial performance, and our prospects for fiscal 2018 and longer-term,” said Timothy F. Meeker, Chairman of the Board.

Julien R. Mininberg, Chief Executive Officer, stated: “We are pleased our robust balance sheet and cash flow generation allow us to deploy capital in line with our capital strategy, which is to invest in support of our long-term growth, make strategic acquisitions, and opportunistically repurchase our common shares. We remain confident in our long-term growth prospects, and in our ability to prudently allocate capital to create shareholder value.”

About Helen of Troy Limited:

Helen of Troy Limited (NASDAQ, NM: HELE) is a leading global consumer products company offering creative solutions for its customers through a strong portfolio of well-recognized and widely-trusted brands, including OXO®, OXO Tot®, Hydro Flask®, Vicks®, Braun®, Honeywell®, PUR®, Febreze®; Revlon®, Pro Beauty Tools®, Sure®, Pert®, Infusium23®, Brut®, Ammens®, Hot Tools®, Bed Head®, Dr. Sinatra®, Dr. David Williams®, and Dr. Whitaker®. All trademarks herein belong to Helen of Troy Limited (or its affiliates) and/or are used under license from their respective licensors.

For more information about Helen of Troy, please visit www.hotus.com.

Forward Looking Statements:

Certain written and oral statements made by our Company and subsidiaries of our Company may constitute “forward-looking statements” as defined under the Private Securities Litigation Reform Act of 1995. This includes statements made in this press release. Generally, the words “anticipates”, “believes”, “expects”, “plans”, “may”, “will”, “should”, “seeks”, “estimates”, “project”, “predict”, “potential”, “continue”, “intends”, and other similar words identify forward-looking statements. All statements that address operating results, events or developments that we expect or anticipate will occur in the future, including statements related to sales, earnings per share results, and statements expressing general expectations about future operating results, are forward-looking statements and are based upon our current expectations and various assumptions. We believe there is a reasonable basis for our expectations and assumptions, but there can be no assurance that we will realize our expectations or that our assumptions will prove correct. Forward-looking statements are subject to risks that could cause them to differ materially from actual results. Accordingly, we caution readers not to place undue reliance on forward-looking statements. The forward-looking statements contained in this press release should be read in conjunction with, and are subject to and qualified by, the risks described in the Company’s Form 10-K for the year ended February 28, 2017 and in our other filings with the SEC. Investors are urged to refer to the risk factors referred to above for a description of these risks. Such risks include, among others, our ability to deliver products to our customers in a timely manner and according to their fulfillment standards, the costs of complying with the business demands and requirements of large sophisticated customers, our relationships with key customers and licensors, our dependence on the strength of retail economies and vulnerabilities to any prolonged economic downturn, our dependence on sales to several large customers and the risks associated with any loss or substantial decline in sales to top customers, expectations regarding our recent and future acquisitions or divestitures, including our ability to realize anticipated cost savings, synergies and other benefits along with our ability to effectively integrate acquired businesses or separate divested businesses, circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets, the retention and recruitment of key personnel, foreign currency exchange rate fluctuations, disruptions in U.S., U.K., Euro zone, and other international credit markets, risks associated with weather conditions, the duration and severity of the cold and flu season and other related factors, our dependence on foreign sources of supply and foreign manufacturing, and associated operational risks including, but not limited to, long lead times, consistent local labor availability and capacity, and timely availability of sufficient shipping carrier capacity, risks to the Nutritional Supplements segment associated with the availability, purity and integrity of materials used in the manufacture of vitamins, minerals and supplements, the impact of changing costs of raw materials, labor and energy on cost of goods sold and certain operating expenses, the geographic concentration and peak season capacity of certain U.S. distribution facilities increases our exposure to significant shipping disruptions and added shipping and storage costs, our projections of product demand, sales and net income are highly subjective in nature and future sales and net income could vary in a material amount from such projections, the risks associated with the use of trademarks licensed from and to third parties, our ability to develop and introduce a continuing stream of new products to meet changing consumer preferences, increased product liability and reputational risks associated with the formulation and distribution of vitamins, minerals and supplements, the risks associated with potential adverse publicity and negative public perception regarding the use of vitamins, minerals and supplements, trade barriers, exchange controls, expropriations, and other risks associated with U.S. and foreign operations, the risks to our liquidity as a result of changes to capital market conditions and other constraints or events that impose constraints on our cash resources and ability to operate our business, the costs, complexity and challenges of upgrading and managing our global information systems, the risks associated with information security breaches, the increased complexity of compliance with new government regulations covering vitamins, minerals and supplements, the risks associated with product recalls, product liability, other claims, and related litigation against us, the risks associated with accounting for tax positions, tax audits and related disputes with taxing authorities, the risks of potential changes in laws in the U.S. or abroad, including tax laws, regulations or treaties, employment and health insurance laws and regulations, and laws relating to environmental policy, financial regulation, transportation policy and infrastructure policy along with the costs and complexities of compliance with such laws, and our ability to continue to avoid classification as a controlled foreign corporation. We undertake no obligation to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise.

Anne Rakunas
Director, External Communications, Helen of Troy Limited
Phone: 915-225-4841

Allison Malkin
ICR, Inc.
Phone: 203-682-8225
E-mail: hotus@icrinc.com